MERIDIAN FUND, INC.®

MERIDIAN HEDGED EQUITY FUND® (formerly, Meridian Enhanced Equity Fund)

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX; INVESTOR CLASS SHARES: MRIEX

Supplement dated March 16, 2023

to the Funds’ Prospectus and Summary Prospectus

dated December 30, 2022

Hedged Equity Fund

The Average Annual Total Returns Table for the Hedged Equity Fund is deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the year ended December 31, 2021)

MERIDIAN HEDGED EQUITY FUND	1 Year	5 Year
Investor Class Shares (11/15/13)			Life of Class
Return Before Taxes	15.11%	21.63%	15.15%
Return After Taxes on Distributions	8.07%	16.54%	11.35%
Return After Taxes on Distributions and Sale of Fund Shares1	11.45%	16.08%	11.20%
Class A Shares (11/15/13)
Return Before Taxes	14.61%	21.31%	14.86%
Class C Shares (07/01/15)
Return Before Taxes	14.05%	20.79%	16.41%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	15.01%
Cboe S&P 500 BuyWrite Index (BXM)	20.47%	7.84%	7.39%

1

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE